Exhibit 10.33

AMENDMENT TO SPECIAL LIMITED AGENCY AGREEMENT

THIS AMENDMENT TO SPECIAL LIMITED AGENCY AGREEMENT, dated as of October 5, 2015 (this “Amendment”), is between First Financial Loan Company, LLC, a Delaware limited liability company (“Lender”) and RISE Credit Service of Texas, LLC, a Delaware limited liability company (“CSO”).

RECITALS

WHEREAS, reference is made to that certain Special Limited Agency Agreement dated as of June 26, 2015 (the “Agreement”) between Lender and CSO;

WHEREAS, the parties hereto desire to amend the Agreement as described herein;

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. For all purposes of this Amendment, unless the context otherwise requires, all capitalized terms used herein and not otherwise defined shall have the respective meanings attributed to them in the Agreement.

2. Amendments to the Agreement.

Effective as of October 5, 2015 (the “Effective Date”):

(a)	Section 6 of the Agreement is hereby amended and restated in its entirety as follows:

“6. Defaulted Loans and Credit Enhancement. A Loan shall default upon the occurrence of any of the following: (a) Borrower fails to make two consecutive scheduled installment payments when due, (b) Borrower makes any statement or representation in connection with obtaining a Loan which is materially false or misleading when made, (c) Borrower fails to keep any promise or agreement it made to Lender in any promissory note or other document evidencing or relating to a Loan, or (d the CSO Contract related to such Loan is cancelled for any reason prior to Lender receiving payment in full on such Loan. Pursuant to each CSO Contract, and regardless of whether the CSO Contract is cancelled, CSO agrees to issue on behalf of each CSO approved Borrower, and for the benefit of Lender, a Credit Enhancement for the prompt payment of the amounts due to Lender under each Loan made by Lender under the Loan Program, as described in this paragraph; provided that such Credit Enhancement shall be in a form and substance satisfactory to Lender. A Credit Enhancement issued in respect of a Loan shall provide for the unconditional, irrevocable and absolute guarantee of the related Loan in an amount equal to the sum (the “Guarantied Obligations”) of (or such lesser amount as may be agreed in writing from time to time by Lender and

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

CSO): (a) the principal amount of the Loan and accrued and unpaid interest thereon, plus (b) to the extent that the same shall be due and owing in connection with a Loan, an NSF fee for items returned by a depository institution equal to [****], plus (c) to the extent that the same shall be due and owing in connection with a Loan, a late fee equal to [****]. Upon receipt of a Lender demand, CSO shall promptly pay Lender in full the respective Guarantied Obligations for the defaulted Loan under the Credit Enhancement. The parties agree that CSO may issue a Credit Enhancement covering more than one Loan, in which case Lender shall have all the rights and CSO shall have all the obligations with respect to such Credit Enhancement as the Parties would have if individual guaranties were issued for each Loan. If Lender draws on a Credit Enhancement and is paid in full for all amounts owing on a Loan attributable to the respective Guarantied Obligations, Lender’s interest in the related Loan shall be assigned automatically to CSO, without any representation or warranty. With respect to each Borrower to which CSO elects to extend credit services and which becomes a Borrower of a Loan under the Loan Program, CSO shall create and maintain books and records reflecting that the respective Guarantied Obligations of such Borrower under such Loan are guaranteed by CSO under the Credit Enhancement, including, if applicable, appropriate documentation to substantiate and confirm that multiple Loans are being guaranteed under such Credit Enhancement, which documentation shall be in a form and substance satisfactory to Lender.”

3. Reference to and Effect on the Agreement.

(a) The Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(b) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party, nor constitute a waiver of any provision of the Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

4. GOVERNING LAW. THIS AMENDMENT SHALL BE CREATED UNDER AND GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

agreement. Any signature page to this Amendment containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.

6. Severability. The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first above written.

LENDER:

First Financial Loan Company, LLC

By:	/s/ John Weston III
Name: John Weston III
Title: CFO

CSO

RISE Credit Service of Texas, LLC

By:	/s/ Chris Lutes
Name: Chris Lutes
Title: CFO

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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